UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report:    June 14, 2023
(Date of earliest event reported)

ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

216 Airport Drive Rochester, New Hampshire	03867
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code       603-330-5850

None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	AIN	The New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).
☐    Emerging growth company
☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 5.02. Compensatory Arrangements of Certain Officers.

Retention Bonus Award
On June 14, 2023, the Compensation Committee of the Registrant’s Board of Directors granted a special retention incentive in the form of a Special Incentive Award Agreement to the Registrant’s President – Global MC, Mr. Daniel Halftermeyer, a named executive officer as defined by S-K Item 402(a)(3). A copy of the Form of Special Incentive Award Agreement used for such award is being filed with this report as Exhibit 10(m)(xx), and is incorporated by reference herein.

Pursuant to the Retention Bonus Agreement, Mr. Halftermeyer will have the opportunity to earn 16,436 shares of the Company’s Class A common stock provided he remains employed with the Registrant through at least December 31, 2024, and achieves certain Milestone Objectives as stated in the Special Incentive Award Agreement. Payment shall be made in shares in one lump sum following the Compensation Committee’s determination that Mr. Halftermeyer has achieved the Milestone Objectives. If the Milestone Objectives are not achieved by December 31, 2025, the incentive will not have been earned and no payment shall me made.

In the event Mr. Halftermeyer’s employment with the Registrant terminates prior to payment of the special incentive award, the award shall be forfeited and shall not vest; provided however, that in the event that Mr. Halftermeyer’s employment with the registrant is involuntarily terminated by Albany without Cause (as defined in the Severance Agreement signed between the Registrant and Mr. Halftermeyer dated January 1, 2016), prior to payment, the remainder of the special incentive award shall be earned, and Mr. Halftermeyer’s entitlement to payment shall vest immediately.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished herewith:
10(m)(xx)    Form of Special Incentive Award Agreement

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By:	/s/ Robert D. Starr

Name:	Robert D. Starr
Title:	Executive Vice President and Chief Financial Officer
(Principal Executive Officer)
Date: June 14, 2023

EXHIBIT INDEX

Exhibit No.	Description
10(m)(xx)	Form of Special Incentive Award Agreement
104	Inline XBRL cover page.